UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 19, 2015

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2015-1

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-192513-05

SANTANDER DRIVE AUTO RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-192513

SANTANDER CONSUMER USA INC.

(Exact Name of Sponsor as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity/Registrant)

38-7133223

(Issuing Entity’s I.R.S. Employer Identification No.)

c/o Santander Drive Auto Receivables LLC 1601 Elm Street, Suite 800 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 292-1930

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the issuance of the Class A-1 0.32000% Auto Loan Asset Backed Notes, the Class A-2-A 0.91% Auto Loan Asset Backed Notes, the Class A-2-B LIBOR + 0.45% Auto Loan Asset Backed Notes, the Class A-3 1.27% Auto Loan Asset Backed Notes, the Class B 1.97% Auto Loan Asset Backed Notes, the Class C 2.57% Auto Loan Asset Backed Notes and the Class D 3.24% Auto Loan Asset Backed Notes (collectively, the “Publicly Registered Notes”) by Santander Drive Auto Receivables Trust 2015-1 (the “Issuer”) described in the Final Prospectus Supplement dated February 19, 2015, the Registrant has entered into the agreements listed in Item 9.01(d), Exhibit 1.1 below.

Item 8.01. Other Events.

In connection with the issuance of the Publicly Registered Notes and the Class E 4.25% Auto Loan Asset Backed Notes by the Issuer described in the Final Prospectus Supplement dated February 19, 2015, the Registrant and/or the Issuer intend to enter into the agreements listed in Item 9.01(d), Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4 below, substantially in the form filed herewith. It is anticipated that the Notes will be issued on February 25, 2015.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of February 19, 2015, among Santander Drive Auto Receivables LLC (“Santander Drive”), Santander Consumer USA Inc. (“SCUSA”) and J.P. Morgan Securities LLC, on its own behalf and as representative of the several underwriters.

4.1	Indenture, to be dated as of February 25, 2015, between the Issuer and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”).

10.1	Purchase Agreement, to be dated as of February 25, 2015, between SCUSA and Santander Drive.

10.2	Sale and Servicing Agreement, to be dated as February 25, 2015, among the Issuer, Santander Drive, SCUSA and the Indenture Trustee.

10.3	Administration Agreement, to be dated as of February 25, 2015, among the Issuer, SCUSA, as administrator, and the Indenture Trustee.

10.4	Amended and Restated Trust Agreement, to be dated as of February 25, 2015, between Santander Drive and Wilmington Trust, National Association, not in its individual capacity but solely as owner trustee for the Issuer.

Form 8-K re: transaction documents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 23, 2015	SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	/s/ Jason Kulas
	Name:	Jason Kulas
	Title:	President and Chief Financial Officer

Form 8-K re: transaction documents